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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 28, 2004


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

                Delaware               1-7823                  43-1162835
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      (State or other jurisdiction     (Commission               (IRS Employer
           of incorporation)           File Number)        Identification No.)

        One Busch Place,          St. Louis, Missouri             63118
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      (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
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                                    NONE
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             (Former name or former address, if changed since last report)



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Item 7(c).        Exhibits.


         Exhibit 99 - Press Release issued by Registrant dated July 28, 2004, reporting Registrant's financial results for the second quarter of 2004.

Item 12.          Results of Operations and Financial Condition.

         On July 28, 2004, Registrant issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.



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                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANHEUSER-BUSCH COMPANIES, INC.
                                       (Registrant)



                                       BY: /s/ John F. Kelly
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                                          John F. Kelly
                                          Vice President and Controller

July 28, 2004
   (Date)



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                                EXHIBIT INDEX
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Exhibit No.       Description
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    99            Press release issued by Registrant dated July 28, 2004,
                  reporting Registrant's financial results for the second quarter of 2004.